Anchor Tactical Credit Strategies Fund

Institutional Class Shares – ATCSX

Anchor Tactical Equity Strategies Fund

Investor Class Shares - ATEIX Institutional Class Shares - ATESX

Anchor Tactical Global Strategies Fund

Investor Class Shares – N/A Institutional Class Shares – ATGSX

Anchor Tactical Municipal Strategies Fund

Investor Class Shares - ATMBX Institutional Class Shares - ATMSX

Each a Series of Northern Lights Fund Trust IV (the "Funds")

Supplement dated March 14, 2019

to the Prospectus dated December 31, 2018, as amended (the "Prospectus")

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Effective March 15, 2019, the minimum initial investment for Institutional Class shares is $1,000 and the minimum subsequent investment is $100. The relevant disclosure on pages 5, 9, 13, 18, 26 and 27 of the Prospectus is updated accordingly.

This supplement supersedes any prior supplement to the Prospectus relating to changes to the Funds' investment minimums.

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You should read this Supplement in conjunction with the Funds’ Prospectus and SAI dated December 30, 2018, as amended and provide information that you should know about each Fund before investing. The Funds' Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.anchorcapitalfunds.com or by calling 1-844-594-1226.